Guggenheim Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated November 26, 2014

to the Prospectus dated September 24, 2014, as supplemented from time to time.

INFORMATION REGARDING CHANGES TO THE FUND’S INVESTMENT STRATEGIES

Dear Shareholder:

We thank you for your investment in the Guggenheim Alpha Opportunity Fund (the “Fund”). This letter provides information regarding changes to the Fund’s investment objective and strategies that will be implemented on or about January 28, 2015 (the “Effective Date”).

On the Effective Date, the Fund will re-open and begin accepting subscriptions for shares from either new or existing shareholders.

On the Effective Date, the Fund will adopt a new “long/short” investment strategy and changes will be made to the Fund’s portfolio management team (the “Investment Program Changes”).

The Investment Program Changes include the following:

•	The Fund’s principal investment strategies will change to a domestic long/short equity strategy that is based on different investment considerations;

•	The Fund will add the Morningstar Long/Short Equity Category Average as a secondary benchmark index; and

•	The Fund will be managed by a new portfolio management team, although several members of the team already manage other mutual funds within the Guggenheim fund family.

The details of the Investment Program Changes are shown below.

We encourage you to read carefully this supplement to the Prospectus that provides the detail of the Investment Program Changes.

This supplement provides notice of certain changes and updated information beyond that contained in the currently effective Prospectus (the “Prospectus”) for Guggenheim Alpha Opportunity Fund (the “Fund”) that will become effective on or about January 28, 2015.

The section entitled “Principal Investment Strategies” beginning on page 2 will be deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, in long and short positions of domestic equity and equity-related securities (including swaps and other derivative investments giving long or short exposure to domestic equity securities).

The Investment Manager uses a proprietary evaluation process to generate an expected return for individual stocks that considers market risks generally and risks specific to the companies in which the Fund invests. Market risk factors include, among other factors, company size, enterprise value, and sector. The Investment Manager seeks to construct portfolios of equity-related exposures that maintain long positions in risk factors that the Investment Manager considers to be undervalued by the equity markets and sells short risk factors that the Investment Manager considers to be overvalued. The process uses fundamentally-based, forward-looking forecasts of equity cash flows to generate return expectations for individual stocks. Then, the expected returns for the universe of stocks is further evaluated using quantitative techniques to estimate the market’s implied valuation of broad market risk factors as well as the company-specific risks unique to each company. Finally, a portfolio is constructed within guidelines that buys long the stocks (or derivatives that give exposure to stocks) that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and sells short stocks (or derivatives that give exposure to stocks) for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. That level of exposure is obtained through derivatives, including swap agreements. The Investment Manager intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions) for the portfolio, typically varying between 50% net long and 30% net short. The overall net exposure will change as market opportunities change, and may, based on the Investment Manager’s view of current market conditions, be outside this range.

The Fund may invest in domestic equity securities, including small-, mid-, and large-capitalization securities. The Fund also may invest in derivative instruments, including swaps on selected baskets of equity securities, to enable the Fund to pursue its investment objective without investing directly in the securities of companies to which the Fund is seeking exposure. The Fund may also invest in derivatives to hedge or gain leveraged exposure to a particular sector, industry, risk factor, or company depending on market conditions. The Fund will often invest in instruments traded in the over the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund also may enter into long positions or short sales of broad-based stock indices for hedging purposes in an effort to reduce the Fund’s risk or volatility. The use of derivatives may create a leveraging effect on the Fund which will force the Fund to take offsetting positions or earmark or segregate assets to be used as collateral. The Fund actively trades its investments without regard to the length of time they have been owned by the Fund, which results in higher portfolio turnover.

While the Fund anticipates investing in these securities and instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these instruments may vary from day-to-day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions or for defensive purposes to seek to avoid losses during adverse market conditions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue or achieve its investment objective during that time, and it could reduce the benefit from any upswing in the market conditions.

The section titled “Principal Risks” beginning on page 4 will be deleted in its entirety and replaced with the following:

PRINCIPAL RISKS

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are summarized below.

Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income security or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument.

Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s use of derivatives to obtain short exposure may result in greater volatility. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter (OTC) market. OTC derivatives are subject to heightening credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.

Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

Equity Securities Risk—Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.

Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.

Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world because of the interconnected global economies and financial markets.

Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Repurchase Agreement and Reverse Repurchase Agreement Risk—In the event of insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.

The first paragraph of the section on page 6 entitled “Performance Information” will be deleted and replaced with the following:

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A share performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years have compared to those of a broad measure of market performance. The information shows how the Fund’s performance compares with the returns of a secondary index consisting of a Morningstar category average consistent with the Fund’s investment strategy. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The third paragraph of the section on page 6 entitled “Performance Information” will be deleted and replaced with the following:

Important Note: Effective January 28, 2015, significant changes to the Fund’s principal investment strategies and portfolio managers were made. In connection with these changes, the Fund also added a second benchmark, the Morningstar Long/Short Equity Category Average. Please note that the Fund’s performance track record prior to January 28, 2015 related only to the Fund’s former investments, which were materially different from those currently pursued by the Fund and thus is not indicative of the Fund’s future performance.

The table in the section entitled “Average Annual Total Returns” on page 7 will be revised to include the following row below the S&P 500 Index:

	1 Year	5 Years	10 Years
Morningstar Long/Short Equity Category Average (reflects no deductions for fees, expenses or taxes)	15.12%	9.24%	6.13%

The second and third sentences in the section entitled “Management of the Fund” on page 7 will be deleted and replaced with the following:

Farhan Sharaff, Jayson Flowers, Samir Sanghani and Burak Hurmeydan are primarily responsible for the day-to-day management of the Fund, and each holds the title of “Portfolio Manager” with the Investment Manager. They have co-managed the Fund since January 2015.

The section entitled “Portfolio Managers” on page 16 will be deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the Fund. The Portfolio Managers of the Fund are as follows:

Farhan Sharaff, Portfolio Manager of the Investment Manager, has co-managed the Fund since January 2015. Mr. Sharaff joined Guggenheim in May 2009 and is the Assistant Chief Investment Officer, Equities. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on boards of Transparent Value Trust and Guggenheim Global Investment plc.

Jayson B. Flowers, Portfolio Manager of the Investment Manager, has co-managed the Fund since January 2015. Mr. Flowers joined Guggenheim Partners in 1998 and serves as the Head of Guggenheim’s Equity and Derivative Strategies where he manages the portfolios, risk, and trading across the Equity, Derivatives, Managed Futures, and Commodity Strategies. Mr. Flowers has close to 20 years’ experience in the financial markets with a focused concentration in portfolio management, risk management and trade execution across various sectors of the capital structure. His investment experience ranges in expertise from Managing Portfolios and Risk on Structured Product Investments, Global Equity Arbitrage, Alternatives, and Asset Backed Strategies, to Trading U.S. Government Agencies, Foreign Sovereign Debt, Commodities, Managed Futures, Currencies, and Derivatives. Prior to Guggenheim, Mr. Flowers was a founding partner of Adventure Capital, a Venture Capital and Merchant Banking company. Previously Mr. Flowers was at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.

Samir Sanghani, Portfolio Manager of the Investment Manager, has co-managed the Fund since January 2015. Mr. Sanghani’s responsibilities include equity portfolio management, research, and development of strategies as head of the Quantitative Strategies Group in Santa Monica. He also leads a team of fundamental sector analysts covering US equities. Prior to joining the firm in 2008, he was portfolio manager of a value/opportunistic equity hedge fund. Mr. Sanghani also served as VP of Operations and Chief Compliance Officer at a multi-manager hedge fund firm offering fundamental and quantitative equity long/short strategies. Prior to this, he was a Management Consultant for six years at PriceWaterhouseCoopers. Mr. Sanghani holds a B.S. degree in Electrical and Computer Engineering from Rice University and an MBA from M.I.T. Sloan School of Management. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Burak Hurmeydan, Ph.D., Portfolio Manager of the Investment Manager, has co-managed the Fund since January 2015. Dr. Hurmeydan joined Guggenheim in 2011 as an Analyst of Quantitative Strategies. Before joining Guggenheim, he was a Quantitative Risk/Research Analyst with Citadel Asset Management. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.

*        *        *

At any time prior to and following the Effective Date, Fund shareholders may continue to redeem and exchange shares of the Fund if they do not wish to remain invested in the Fund when the Fund follows its new investment program, subject to any applicable procedures described in the Prospectus. If you have any questions regarding these changes, do not hesitate to call toll-free at 800.820.0888.

Information about the potential impact of the Investment Program Changes on the Fund: There is no guarantee that the new investment program will be successful and that shareholders will not lose money, as with any investment in a mutual fund. Because the Fund will pursue a comparable but different long/short equity strategy, its investment performance will vary from what it likely would have been if the changes were not made. Also, the Fund may incur certain transition costs, including portfolio brokerage costs, in connection with the Investment Program Changes.

Please Retain This Supplement for Future Reference

ROAO-SUP1-1114x0115